Share-based Compensation and Other Employment Benefit Plans	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
Share-based Compensation and Other Employment Benefit Plans
Note 15 - Share-based Compensation and Other Employment Benefit Plans
General Description of Share-based Plans
Synovus has a long-term incentive plan under which the Compensation and Human Capital Committee of the Board of Directors has the authority to grant share-based awards to Synovus employees. The 2021 Omnibus Plan authorized 5.8 million common share equivalents available for grants. Any restricted share units that are forfeited and options that expire unexercised will again become available for issuance under the 2021 Omnibus Plan. At December 31, 2025, Synovus had a total of 1.7 million common share equivalents of its authorized but unissued common stock reserved for future grants under the 2021 Omnibus Plan.
Share-based Compensation Expense
Total share-based compensation expense recognized for 2025, 2024, and 2023 is presented in the following table by its classification within total non-interest expense.

	Years Ended December 31,
(in thousands)	2025	2024	2023
Salaries and other personnel expense	$29,988	$30,625	$30,610
Merger-related expense	2,753	—	—
Other operating expense	1,403	1,424	1,614
Total share-based compensation expense included in non-interest expense	$34,144	$32,049	$32,224

No share-based compensation costs have been capitalized for the years ended December 31, 2025, 2024, and 2023. As of December 31, 2025, total unrecognized compensation cost related to the unvested portion of share-based compensation arrangements involving shares of Synovus stock was $73.9 million. This cost is expected to be recognized over a weighted average remaining period of 1.89 years.
Stock Options
There were no stock option grants in 2025, 2024, or 2023.
A summary of stock option activity during the years ended December 31, 2025, 2024, and 2023 is presented below.

Stock Options
	2025		2024		2023
(in thousands, except per share data)	Quantity	Weighted-Average Exercise Price	Quantity	Weighted-Average Exercise Price	Quantity	Weighted-Average Exercise Price
Outstanding at beginning of year	117	$33.14	416	$31.13	1,113	$23.51
Options exercised	(48)	30.47	(299)	30.35	(697)	18.97
Options forfeited/expired/canceled	—	—	—	—	—	—
Options outstanding at end of year	69	$35.01	117	$33.14	416	$31.13
Options exercisable at end of year	69	$35.01	117	$33.14	416	$31.13

The aggregate intrinsic value for both outstanding and exercisable stock options at December 31, 2025 was $1.0 million with a weighted average remaining contractual life of 0.68 years. The intrinsic value of stock options exercised during the years ended December 31, 2025, 2024, and 2023 was $1.0 million, $4.8 million, and $11.2 million, respectively.
Restricted Share Units and Performance Share Units
Compensation expense is measured based on the grant date fair value of restricted share units and performance share units. The fair value of restricted share units and performance share units that do not contain market conditions is equal to the market price of common stock on the grant date. The fair value of performance share units, which include a market condition, was estimated on the date of grant using a Monte Carlo simulation model with the following weighted average assumptions:

	2025	2024	2023
Risk-free interest rate	4.31%	4.39%	4.38%
Expected stock price volatility	39.1	39.1	48.3
Simulation period	2.9 years	2.9 years	2.9 years

The stock price expected volatility was based on Synovus' annualized historical volatility. The Monte Carlo model estimates fair value based on 100,000 simulations of future share price using a theoretical model of stock price behavior.
Synovus granted performance share units, which included a market condition with respect to 50% of the award, to executive management during the years ended December 31, 2025, 2024, and 2023. The performance share units have a service-based vesting component, and the number of performance share units that will ultimately vest is based on plan-specific performance metrics.
A summary of restricted share units and performance share units outstanding and changes during the years ended December 31, 2025, 2024, and 2023 is presented below.

	Restricted Share Units		Performance Share Units
(in thousands, except per share data)	Quantity	Weighted-Average Grant Date Fair Value	Quantity	Weighted-Average Grant Date Fair Value
Outstanding at December 31, 2022	1,224	$41.80	472	$44.11
Granted	807	41.04	192	46.18
Vested	(654)	38.47	(170)	35.75
Forfeited	(84)	45.18	—	—
Outstanding at December 31, 2023	1,293	42.90	494	47.16
Granted	870	37.62	264	37.96
Vested	(601)	43.37	(290)	42.94
Forfeited	(80)	41.13	(4)	50.14
Outstanding at December 31, 2024	1,482	40.15	464	45.63
Granted	1,414	53.29	218	55.80
Vested	(690)	42.90	(282)	51.11
Forfeited	(74)	42.48	(14)	41.84
Outstanding at December 31, 2025	2,132	$48.01	386	$45.95

The total fair value of restricted share units vested during 2025, 2024, and 2023 was $37.0 million, $22.7 million, and $26.1 million, respectively. The total fair value of performance share units vested during 2025, 2024, and 2023 was $15.4 million, $10.6 million, and $7.4 million, respectively.
Other Employment Benefit Plans
For the years ended December 31, 2025, 2024, and 2023, Synovus provided a 100% matching contribution on the first 5% of eligible employee 401(k) contributions for a total annual contribution of $25.6 million, $24.5 million, and $25.2 million, respectively.
For the years ended December 31, 2025, 2024, and 2023, Synovus sponsored a stock purchase plan for directors and employees whereby Synovus made contributions equal to 15% of employee and director voluntary contributions, subject to certain maximum contribution limitations. The funds are used to purchase outstanding shares of Synovus common stock. Synovus recorded expense for contributions to these plans of $1.2 million in 2025, 2024, and 2023. On December 12, 2025, Synovus terminated the stock purchase plan as to directors pursuant to the terms of the Merger Agreement.
Refer to Note 19 - Subsequent Event in this Report for further information regarding the equity conversions that occurred at the completion of the Merger with Pinnacle on January 1, 2026.